                                 EXHIBIT 10.4(e)

                     Amended Schedule of Executive Officers

                  Entitled to Benefits of Severance Agreements

                                LUMP SUM PAYMENTS

                                    UNDER THE

                            SEVERANCE AGREEMENTS (1)

                                                                                     Term Upon Change
      Name                         Position                                           in Control (2)              Multiplier
      ----                         --------                                           --------------              ----------

Fernando DiBenedetto     Senior Vice President-Operations                                   36                         2

Paul Pollack             Executive Vice President and Chief Operating Officer               48                         3

Barry Regenstein         Vice President and Chief Financial Officer                         36                         2

Raymond Rieder           Senior Vice President and Chief Marketing Officer                  48                         3

Noah Rockowitz           Vice President, General Counsel & Secretary                        36                         2

Michael Rubin            President                                                          48                         3


(1) The provisions of the individual severance agreements differ only in the term upon a change in control of the Registrant and the Multiplier of average compensation used to determine the lump sum payments.


(2)      In months.



                                       27